Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of September 14, 2005, among FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), various Lenders party to the Credit Agreement and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, various Lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Syndication Agent, CoBank, ACB, and General Electric Capital Corporation, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 8, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1.             Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Initial B Term Loans” appearing in clause (f) of said Section and inserting the text “Replacement B Term Loans” in lieu thereof.

2.             Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new clause (g) immediately following clause (f) of said Section:

“(g)            (A) (I) Each Consenting Initial B Term Lender severally agrees to convert (the “Replacement B Term Loan Conversion”), on the Third Amendment Effective Date, all Initial B Term Loans of such Consenting Initial B Term Lender outstanding on the Third Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder owing by the Borrower (each such term loan, a “Converted Replacement B Term Loan” and, collectively, the “Converted Replacement B Term Loans”) and (II) each Lender with a Replacement B Term Commitment severally agrees to make, on the Third Amendment Effective Date, a term loan or term loans (each, an “Additional Replacement B Term Loan” and, collectively, the “Additional Replacement B Term Loans” and, together with the Converted Replacement B Term Loans, collectively, the “Replacement B Term Loans”) to the Borrower, which Replacement B Term Loans (i) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (x) all Replacement B Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Replacement B Term Loans of the same Type and (y) Borrowings of Replacement B Term Loans on the Third Amendment Effective Date shall be subject to the rules set forth in clause (B) of this Section 1.01(g) below, and (ii) shall not exceed for any Lender, in aggregate initial principal amount, that amount which equals the sum of (x) the aggregate principal amount of the Initial B Term Loans, if any, made by such Lender and outstanding on the Third Amendment Effective Date (immediately prior to giving effect thereto) as set forth on Annex I hereto under the heading “Converted Replacement B Term Loans” and (y) the Replacement B Term Commitment of such Lender (if any) as in effect on the Third Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 2.03(i)). Once repaid, Replacement B Term Loans may not be reborrowed.

(B)(i)         Each Borrowing of Initial B Term Loans existing on the Third Amendment Effective Date immediately prior to the Replacement B Term Loan Conversion and maintained as Eurodollar Loans (each, an “Existing Initial B Term Loan Borrowing”) shall, upon the occurrence of the Replacement B Term Loan Conversion, be deemed to be a new Borrowing of Replacement B Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of Replacement B Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing Initial B Term Loan Borrowing to which it relates (as if no new Borrowing had in fact occurred), (iii) Additional Replacement B Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of Replacement B Term Loans described in preceding subclause (i) on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of Replacement B Term Loans) and (iv) in connection with the Replacement B Term Loan Conversion and the incurrence of Additional Replacement B Term Loans pursuant to Section 1.01(g)(A), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding Replacement B Term Loans (after giving effect to the Replacement B Term Loan Conversion and the incurrence of Additional Replacement B Term Loans pursuant to Section 1.01(g)(A)) participate in each newly-deemed Borrowing of Replacement B Term Loans on a pro rata basis (based upon their respective Replacement B Term Loan Borrowing Amounts as in effect on the Third Amendment Effective Date).

(C)             In connection with the Replacement B Term Loan Conversion and the incurrence of Additional Replacement B Term Loans pursuant to Section 1.01(g)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, but without duplication, (i) the Borrower shall pay each Lender making Additional Replacement B Term Loans which “match funds”, upon its written request (which request shall set forth the basis for requesting such compensation and reasonably detailed calculations thereof), such amount as is necessary to compensate such Lender for its losses resulting from the making of such Additional Replacement B Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders any breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the Replacement B Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(g).

(D)             To the extent requested by any Replacement B Term Lender, a B Term Note will be issued at the Borrower’s expense to such Replacement B Term Lender, to be in conformity with the requirements of Section 1.05 (with appropriate modification) to the extent needed to reflect the Replacement B Term Loans made (or to be made) by such Replacement B Term Lender. Each such Replacement B Term Lender with an outstanding B Term Note which requests a new B Term Note as contemplated by this clause (D) agrees to either return the outstanding B Term Note held by it to the Borrower for cancellation or deliver a customary lost note affidavit with respect thereto.”.

3.             Section 1.04(a) of the Credit Agreement is hereby amended by deleting the parenthetical “(or (x) in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof or (y) in the case of a funding of Incremental B Term Loans on an Incremental B Term Loan Borrowing Date, in an amount equal to such Lender’s Incremental B Term Commitment on such date)” appearing in the first sentence of said Section and inserting the following new parenthetical in lieu thereof:

“(or (x) in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof, (y) in the case of a funding of Incremental B Term Loans on an Incremental B Term Loan Borrowing Date, in an amount equal to such Lender’s Incremental B Term Commitment on such date or (z) in the case of Additional Replacement B Term Loans, each Lender with a Replacement B Term Commitment will make available an amount thereof equal to its Replacement B Term Commitment on the Third Amendment Effective Date)”.

4.             Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text “, Replacement B Term Loans” immediately following the text “Initial B Term Loans” appearing in the first sentence of said Section and (ii) inserting the text “, Replacement B Term Borrowing Amounts” immediately following the text “Initial B Term Commitments” appearing in the first sentence of said Section.

5.             Section 1.09(a) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing prior to the text “Section 1.01(c)(ii)” and inserting a comma in lieu thereof and (ii) inserting the text “and 1.01(g)(A)(i)” immediately following the text “1.01(c)(ii)” appearing in said Section.

6.             Section 1.14(c) of the Credit Agreement is hereby amended by deleting each instance of the text “Initial B Term Loans” appearing in said Section and inserting the text “Replacement B Term Loans” in lieu thereof.

7.             Section 2.01 of the Credit Agreement is hereby amended by (i) redesignating clause (h) of said Section as clause (i) of said Section and (ii) inserting the following new clause (h) immediately following clause (g) of said Section:

“(h)         At the time of the effectiveness of any Repricing Transaction that is consummated prior to the first anniversary of the Third Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Replacement B Term Loans (including each Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender under Section 1.13 or 3.01(v), as the case may be), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Replacement B Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction of the type described in clause (2) of the definition thereof, the aggregate principal amount of all Replacement B Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”.

8.             Section 2.03 of the Credit Agreement is hereby amended by (i) inserting the following sentence after the end of the first sentence appearing in clause (a) of said Section:

“The Total Replacement B Term Commitment (and the Replacement B Term Commitment of each Replacement B Term Lender) shall terminate on October 15, 2005, unless the Third Amendment Effective Date has occurred on or before such date.”

and (ii) inserting the following new clause (i) immediately following clause (h) of said Section:

“(i)           The Total Replacement B Term Commitment shall terminate in its entirety on the Third Amendment Effective Date (immediately after giving effect to any incurrence of Additional Replacement B Term Loans on such date).”.

9.             Section 3.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iv) of said Section, (ii) deleting the period at the end of clause (v) of said Section and inserting the text “ and” in lieu thereof and (iii) inserting the following new clause (vi) at the end of said Section:

“(vi) any prepayment of B Term Loans pursuant to this Section 3.01 made prior to the first anniversary date of the Third Amendment Effective Date in connection with a Repricing Transaction shall be subject to the fee described in Section 2.01(h).”.

10.          Section 5.05(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of Additional Replacement B Term Loans shall be used on the Third Amendment Effective Date solely to repay outstanding Initial B Term Loans of Non-Consenting Initial B Term Lenders (if any).”

11.          Section 6.10(a) of the Credit Agreement is hereby amended by inserting the following proviso prior to the period (“.”) appearing at the end of said Section:

“ provided that in the case of a Permitted Acquisition for which the aggregate amount of consideration (whether cash, Equity Interests, assets, assumed Indebtedness or otherwise) paid or to be paid by the Borrower and its Subsidiaries does not exceed $1,000,000 (in the case of non-cash assets, taking the fair market value thereof as determined in good faith by senior management of the Borrower), the calculations required by clause (v) above shall not be required to be made and the officer’s certificate required by preceding clause (ix) shall not be required to contain the calculations required by clauses (iv) and (v) above”.

12.          The definition of “Calculation Period” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “for which financial statements were delivered (or were required to be delivered) pursuant to Section 6.01(a) or (b), as applicable” at the end of said definition.

13.          The definition of “Commitment” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “, Replacement B Term Commitment” immediately after the text “Initial B Term Commitment” appearing in said definition.

14.          The definition of “Cumulative Distributable Cash” appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the text “during such Reference Period” appearing in sub-clause (ii) of said definition and inserting the text “on or prior to such date” in lieu thereof and (ii) deleting the text “during such Reference Period” appearing in sub-clause (iii) of said definition and inserting the text “on or prior to such date” in lieu thereof.

15.          The definition of “Total Commitment” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “, the Total Replacement B Term Commitment” immediately after the text “the Total Initial B Term Commitment” appearing in said definition.

16.          Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Applicable Base Rate Margin”, “Applicable Eurodollar Margin”, “B Term Loan”, “Borrowing”, “Eurodollar Rate” and “Facility” appearing in said Section in its entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

“Additional Replacement B Term Loans” shall have the meaning provided in Section 1.01(g).

“Applicable Base Rate Margin” shall mean (i) in the case of B Term Loans, 0.75%, (ii) in the case of RF Loans, 1.00% and (iii) in the case of Swingline Loans, 1.00%.

“Applicable Eurodollar Margin” shall mean (i) in the case of B Term Loans, 1.75%, and (ii) in the case of RF Loans, 2.00%.

“B Term Loan” shall mean, collectively, each Initial B Term Loan (including, after any DDTL Conversion, each Delayed-Draw Term Loan converted into an Initial B Term Loan pursuant to such DDTL Conversion as contemplated by Section 1.06(b)), each Replacement B Term Loan and each Incremental B Term Loan.

“Borrowing” shall mean the incurrence of (i) Swingline Loans by the Borrower from the Swingline Lender on a given date or (ii) Base Rate Loans or Eurodollar Loans pursuant to a single Facility by the Borrower from the Lenders having Commitments (and/or outstanding Loans) with respect to such Facility on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; provided that (w) Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans, (x) any Delayed-Draw B Term Loans converted into Initial B Term Loans pursuant to a DDTL Conversion shall be considered part of the related Borrowing of the then outstanding Initial B Term Loans to which such newly-deemed Initial B Term Loans are added as contemplated by Section 1.06(b), (y) the term “Borrowing” shall include the consolidated “borrowing” of Replacement B Term Loans pursuant to the simultaneous conversion of Initial B Term Loans by way of the Replacement B Term Loan Conversion and the incurrence of Additional Replacement B Term Loans on the Third Amendment Effective Date on the terms provided in Section 1.01(g) and (z) any Incremental B Term Loans incurred pursuant to Section 1.01(f) shall be considered part of the related Borrowing of the then outstanding Replacement B Term Loans to which such Incremental B Term Loans are added pursuant to Section 1.14; it being understood and agreed, however, that for purposes of Section 1.08, (i) the incurrence of Incremental B Term Loans on a given Incremental B Term Loan Borrowing Date shall be deemed to be a “Borrowing” of such Loans, and (ii) the incurrence of Delayed-Draw B Term Loans on a given date shall be deemed to be a “Borrowing” of such Loans.

“Consenting Initial B Term Lender” shall mean each Initial B Term Lender that has executed and delivered a counterpart of the Third Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York time) on the later to occur of September 14, 2005 or the Third Amendment Effective Date.

“Converted Replacement B Term Loans” shall have the meaning provided in Section 1.01(g).

“Eurodollar Rate” shall mean:

(I) with respect to each Interest Period for a Eurodollar Loan commencing prior to the Third Amendment Effective Date, (i) the offered quotation to first-class banks in the interbank Eurodollar market by the Administrative Agent for dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loans for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loans, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); and

(II) with respect to each Interest Period for a Eurodollar Loan commencing on or after the Third Amendment Effective Date, (a) the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen (or any successor page) and identified as the London Interbank Offered Rate as of 11:00 A.M., London time, on the date which is two Business Days prior to the commencement of such Interest Period, provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this clause (a), the rate above instead shall be the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent (in its capacity as a Lender (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of the Eurodollar Loan then being made by the various Lenders pursuant thereto)) with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York City time) on such date, in either case divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

“Existing Initial B Term Loan Borrowing” shall have the meaning provided in Section 1.01(g).

“Facility” shall mean any of the credit facilities established under this Agreement, i.e., the Initial B Term Facility, the Replacement B Term Facility, the Delayed-Draw B Term Facility, the Incremental B Term Facility or the Revolving Facility; provided that (i) for purposes of Sections 1.06(a), 1.09 (other than for purposes of the initial Interest Period for Incremental B Term Loans), 1.13, 3.01, 3.02(B), 11.04(b) and 11.12(a) and (b) and the definitions of “Borrowing” and “Majority Lenders”, the Replacement B Term Facility and the Incremental B Term Facility shall be deemed to be a single “Facility”, and (ii) after the conversion of Delayed-Draw B Term Loans into Initial B Term Loans pursuant to a DDTL Conversion, such newly converted Loans shall be deemed to be a part of the Initial B Term Facility.

“Non-Consenting Initial B Term Lender” shall mean each Initial B Term Lender that is not a Consenting Initial B Term Lender.

“Replacement B Term Commitment” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Annex I directly below the column entitled “Replacement B Term Commitment,” as the same may be reduced or terminated pursuant to Sections 2.02, 2.03, 3.02(A) and/or 8 or otherwise modified pursuant to Sections 1.13 and/or 11.04(b).

“Replacement B Term Facility” shall mean the Facility evidenced by the Total Replacement B Term Commitment and the Replacement B Term Loans.

“Replacement B Term Lender” shall mean at any time each Lender with a Replacement B Term Commitment and/or with outstanding Replacement B Term Loans.

“Replacement B Term Loan” shall have the meaning provided in Section 1.01(g).

“Replacement B Term Loan Borrowing Amount” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex I hereto directly below the column entitled “Replacement B Term Loan Borrowing Amount”, as the same may be (x) reduced pursuant to Sections 2.02, 2.03, 3.02(A) and/or 8 and/or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 11.04(b).

“Replacement B Term Loan Conversion” shall have the meaning provided in Section 1.01(g).

“Repricing Transaction” shall mean (1) the incurrence by the Borrower or any of its Subsidiaries of any indebtedness (including, without limitation, any new or additional term loans under this Agreement, whether incurred directly or by way of the conversion of Replacement B Term Loans into a new tranche of replacement term loans under this Agreement) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the facilities provided for in this Agreement (i) having an “effective” interest rate margin or weighted average yield for the respective Type of such indebtedness that is less than the applicable rate for or weighted average yield for Replacement B Term Loans of the respective Type (with the comparative determinations to be made by the Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, upfront or similar fee or “original issue discount” shared with all lenders or holders of such indebtedness or Replacement B Term Loans, as the case may be, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such indebtedness or Replacement B Term Loans, as the case may be, and without taking into account any fluctuations in the Eurodollar Rate or comparable LIBOR rate) and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Replacement B Term Loans and/or (2) any effective reduction in the Applicable Margins for Replacement B Term Loans (e.g., by way of amendment, waiver or otherwise). Any such determination by the Administrative Agent as contemplated by preceding clauses (1) and (2) shall be conclusive and binding on all Lenders holding Replacement B Term Loans.

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of September 14, 2005.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Total Replacement B Term Commitment” shall mean, at any time, the sum of the Replacement B Term Commitments of each of the Lenders at such time.

17.          Exhibit A-1 to the Credit Agreement is hereby amended by deleting the text “[Initial Term Loans]” appearing in said Exhibit and inserting the text “[Replacement B Term Loans]” in lieu thereof.

18.          Annex I to the Credit Agreement is hereby supplemented by adding thereto the tabular information appearing on Annex I attached hereto.

II.	Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto;

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(c) concurrently with the effectiveness of this Third Amendment, the proceeds of the Additional Replacement B Term Loans shall be immediately applied by the Borrower to repay all outstanding Initial B Term Loans of Non-Consenting Initial B Term Lenders (if any).

2.             This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5.             This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)             the Borrower, Lenders constituting the Required Lenders (determined immediately prior to giving effect to the Third Amendment), each Lender with a Replacement B Term Commitment, each Lender converting Initial B Term Loans into Converted Replacement B Term Loans pursuant to the Replacement B Term Loan Conversion and each Lender with a Revolving Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: May Yip (facsimile number: 212-354-8113, email address: myip@whitecase.com);

(ii)            there shall have been delivered to the Administrative Agent for the account of each Consenting Initial B Term Lender and each Lender with a Replacement B Term Commitment which has requested same, an appropriate B Term Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (after giving effect to this Third Amendment);

(iii)           (x) all accrued and unpaid interest on all Initial B Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses with respect to the Initial B Term Loans shall have been paid in full and (z) the principal of all outstanding Initial B Term Loans of Non-Consenting Initial B Term Lenders shall have been repaid in full; and

(iv)          there shall have been delivered to the Administrative Agent (x) by each Pledge Party (other than the Borrower) a duly authorized and executed acknowledgment agreement in form and substance satisfactory to the Administrative Agent (the “Acknowledgment Agreement”), pursuant to which (I) each such Pledge Party shall acknowledge that all Loans (including the Replacement B Term Loans) are secured pursuant to the Pledge Agreement and (II) each such Pledge Party that is a Subsidiary Guarantor shall acknowledge that all Loans (including the Replacement B Term Loans) are guaranteed pursuant to the Subsidiaries Guaranty, (y) copies of resolutions of the board of directors of each Pledge Party approving and authorizing the execution, delivery and performance of this Third Amendment or the Acknowledgment Agreement, as the case may be, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of such Pledge Party as being in full force and effect without modification or amendment, and (z) an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent, covering such matters incident to this Third Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request.

6.             By executing and delivering a copy hereof, the Borrower hereby agrees that all Loans (including, without limitation, the Replacement B Term Loans) are secured pursuant to the Pledge Agreement.

7.             From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC.

By:_/s/ John P. Crowley____________________

Name: John P. Crowley

Title: Executive Vice President and Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By /s/ Anca S. Trifan

Name: Anca S. Trifan

Title: Director

By /s/ Diane F. Rolfe

Name: Diane F. Rolfe

Title: Vice President

BANK OF AMERICA, N.A., Individually and as Syndication Agent By /s/ Robert Klawinski Name: Robert Klawinski Title: Senior Vice President

COBANK, ACB, Individually and as Co-Documentation Agent By /s/ Rick Freeman Name: Rick Freeman Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, Individually and as Co-Documentation Agent By /s/ Matthew S. Toth III Name: Matthew S. Toth Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF SEPTEMBER 14, 2005, AMONG FAIRPOINT COMMUNICATIONS, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SunAmerica Life Insurance Company

By: AIG Global Investment Corp.,

Its Investment Adviser

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

SunAmerica Senior Floating Rate Fund

By: AIG Global Investment Corp.,

Its Investment Adviser

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

Galaxy CLO 2003-I, Ltd.

By: AIG Global Investment Corp.,

Its Collateral Manager

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

Galaxy III CLO, Ltd.

By: AIG Global Investment Corp.,

Its Collateral Manager

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

Galaxy IV CLO, Ltd.

By: AIG Global Investment Corp.,

Its Collateral Manager

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

Galaxy V CLO, Ltd.

By: AIG Global Investment Corp.,

Its Collateral Manager

By: _/s/ W. Jeffrey Baxter____________________
Name: W. Jeffrey Baxter
Title: Vice President

NAME OF INSTITUTION:

KZH Soleil LLC

By: _/s/ Susan Lee____________________________
Name: Susan Lee
Title: Authorized Agent

NAME OF INSTITUTION:

KZH Soleil-2 LLC

By: _/s/ Susan Lee____________________________
Name: Susan Lee
Title: Authorized Agent

NAME OF INSTITUTION:

Landmark CDO Limited

By: Aladdin Capital Management, LLC,

as Manager

By: _/s/ John J. D’Angelo______________________
Name: John J. D’Angelo
Title: Authorized Signatory

NAME OF INSTITUTION:

Landmark III CDO Limited

By: Aladdin Capital Management, LLC,

as Manager

By: _/s/ John J. D’Angelo______________________
Name: John J. D’Angelo
Title: Authorized Signatory

NAME OF INSTITUTION:

Landmark IV CDO Limited

By: Aladdin Capital Management, LLC,

as Manager

By: _/s/ John J. D’Angelo______________________
Name: John J. D’Angelo
Title: Authorized Signatory

NAME OF INSTITUTION:

Landmark V CDO Limited

By: Aladdin Capital Management, LLC,

as Manager

By: _/s/ John J. D’Angelo______________________
Name: John J. D’Angelo
Title: Authorized Signatory

NAME OF INSTITUTION:

WB Loan Funding I, LLC

By: _/s/ Diana M. Himes__________________________
Name: Diana M. Himes
Title: Associate

NAME OF INSTITUTION:

Pacifica CDO II, Ltd.

By: _/s/ An Pham Jr._____________________________
Name: An Pham Jr.
Title: Vice President

NAME OF INSTITUTION:

New Alliance Global CDO, Limited

By: Alliance Capital Management L.P.,

as Subadvisor

By: Alliance Capital Management Corporation,

as General Partner

By: _/s/ Nantha Suppiah__________________________
Name: Nantha Suppiah
Title: Vice President

NAME OF INSTITUTION:

Centurion CDO 9, Limited

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Vincent P. Pham__________________________
Name: Vincent P. Pham
Title: Director - Operations

NAME OF INSTITUTION:

Centurion CDO 8, Limited

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Vincent P. Pham__________________________
Name: Vincent P. Pham
Title: Director – Operations

NAME OF INSTITUTION:

Centurion CDO VII, Limited

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Vincent P. Pham__________________________
Name: Vincent P. Pham
Title: Director – Operations

NAME OF INSTITUTION:

Centurion CDO VI, Limited

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Vincent P. Pham__________________________
Name: Vincent P. Pham
Title: Director – Operations

NAME OF INSTITUTION:

Centurion CDO II, Limited

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Vincent P. Pham__________________________
Name: Vincent P. Pham
Title: Director – Operations

NAME OF INSTITUTION:

IDS Life Insurance Company

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Yvonne E. Stevens_______________________
Name: Yvonne E. Stevens
Title: Senior Managing Director

NAME OF INSTITUTION:

Ameriprise Certificate Company

By: RiverSource Investments CDO, LLC

as Collateral Manager

By: _/s/ Yvonne E. Stevens_______________________
Name: Yvonne E. Stevens
Title: Senior Managing Director

NAME OF INSTITUTION:

Ares Enhanced Loan Investment Strategy, Ltd.

By: Ares Enhanced Loan Management, L.P.,

Investment Manager

By: Ares Enhanced Loan GP, LLC,

its General Partner

By: _/s/ Jeff M. Moore ___________________________
Name: Jeff M. Moore

Title: Vice President

NAME OF INSTITUTION:

Ares VII CLO, Ltd.

By: Ares CLO Management VII, L.P.,

Investment Manager

By: Ares CLO GP VII, LLC,

its General Partner

By: _/s/ Jeff M. Moore ___________________________
Name: Jeff M. Moore
Title: Vice President

NAME OF INSTITUTION:

Ares VIII CLO, Ltd.

By: Ares CLO Management VIII, L.P.,

Investment Manager

By: Ares CLO GP VIII, LLC,

its General Partner

By: _/s/ Jeff M. Moore ___________________________
Name: Jeff M. Moore
Title: Vice President

NAME OF INSTITUTION:

Ares IX CLO, Ltd.

By: Ares CLO Management IX, L.P.,

Investment Manager

By: Ares CLO GP IX, LLC,

its General Partner

By: _/s/ Jeff M. Moore ___________________________
Name: Jeff M. Moore
Title: Vice President

NAME OF INSTITUTION:

Avenue CLO Fund, Limited

By: _/s/ Richard D’Addario_________________________
Name: Richard D’Addario
Title: Senior Portfolio Manager

NAME OF INSTITUTION:

Babson CLO Ltd. 2004-I

Babson CLO Ltd. 2004-II

Babson CLO Ltd. 2005-I

Babson CLO Ltd. 2005-II

Suffield CLO, Limited

By: Babson Capital Management LLC,

as Collateral Manager

By: _/s/ David P. Wells__________________________
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

Maplewood (Cayman) Limited

By: Babson Capital Management LLC,

as Investment Manager

By: _/s/ David P. Wells__________________________
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

Hakone Fund LLC

By: Babson Capital Management LLC,

as Investment Manager

By: _/s/ David P. Wells__________________________
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

Simsbury CLO, Limited

By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company, as Collateral Manager

By: _/s/ David P. Wells__________________________
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC,

as Investment Adviser

By: _/s/ David P. Wells__________________________
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

Bank of Montreal

By: HIM Monegy, Inc. as Agent

By: _/s/ Greg Walker_____________________________
Name: Greg Walker
Title: Vice President

NAME OF INSTITUTION:

Bear Stearns Loan Trust

By: Bear Stearns Asset Management, Inc.,

as attorney-in-fact

By: __/s/ Nell D. Rosenzweig______________________
Name: Nell D. Rosenzweig
Title: Managing Director

NAME OF INSTITUTION:

Bear Stearns Institutional Loan Master Trust

By: Bear Stearns Asset Management, Inc.,

as attorney-in-fact

By: __/s/ Nell D. Rosenzweig______________________
Name: Nell D. Rosenzweig
Title: Managing Director

NAME OF INSTITUTION:

Braymoor & Co.

By: Bear Stearns Asset Management, Inc.,

as attorney-in-fact

By: __/s/ Nell D. Rosenzweig______________________
Name: Nell D. Rosenzweig
Title: Managing Director

NAME OF INSTITUTION:

BlackRock Global Floating Rate Income Trust

BlackRock Limited Duration Income Trust

BlackRock Senior Income Series

BlackRock Senior Income Series II

Magnetite IV CLO, Ltd.

Magnetite V CLO, Ltd.

Senior Loan Portfolio

By: _/s/ Tom Colwell____________________________
Name: Tom Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

Loan Funding IV LLC, for itself or as agent for

Corporate Loan Funding VI LLC

By: _/s/ Dean Criares___________________________
Name: Dean Criares
Title: Managing Director

NAME OF INSTITUTION:

Hanover Square CLO Ltd.

By: Blackstone Debt Advisors L.P.

As Collateral Manager

By: _/s/ Dean Criares___________________________
Name: Dean Criares
Title: Managing Director

NAME OF INSTITUTION:

Union Square CDO Ltd.

By: Blackstone Debt Advisors L.P.

As Collateral Manager

By: _/s/ Dean Criares___________________________
Name: Dean Criares
Title: Managing Director

NAME OF INSTITUTION:

Monument Park CDO Ltd.

By: Blackstone Debt Advisors L.P.

As Collateral Manager

By: _/s/ Dean Criares___________________________
Name: Dean Criares
Title: Managing Director

NAME OF INSTITUTION:

Blue Square Funding Limited Series 3

By: _/s/ Alice L. Wagner_________________________
Name: Alice L. Wagner
Title: Vice President

NAME OF INSTITUTION:

Ballantyne Funding LLC

By: _/s/ M. Cristina Higgins_______________________
Name: M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION:

Riviera Funding LLC

By: _/s/ M. Cristina Higgins_______________________
Name: M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION:

FBS CBNA Loan Funding LLC

By: _/s/ Gregg Bresner___________________________
Name: Gregg Bresner
Title: Member, Briscoe Capital Management on behalf of FBS

NAME OF INSTITUTION:

Callidus Debt Partners CLO Fund III Ltd.

By: Its Collateral Manager, Callidus Capital Management LLC

By: _/s/ Ralph J. Della Rocca__________________
Name: Ralph J. Della Rocca
Title: Principal

NAME OF INSTITUTION:

Carlyle High Yield Partners IV, Ltd.

By: _/s/ Linda Pace______________________________
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Carlyle High Yield Partners VI, Ltd.

By: _/s/ Linda Pace______________________________
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Carlyle High Yield Partners VII, Ltd.

By: _/s/ Linda Pace______________________________
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Carlyle Loan Opportunity Fund

By: _/s/ Linda Pace______________________________
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Carlyle Loan Investment, Ltd.

By: _/s/ Linda Pace______________________________
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Whitney CLO I, Ltd.

By: _/s/ Kevin J. Hickam_________________________
Name: Kevin J. Hickam
Title: Managing Director, Centre Pacific LLC

NAME OF INSTITUTION:

Sierra II

By: _/s/ Kevin J. Hickam_________________________
Name: Kevin J. Hickam
Title: Managing Director, Centre Pacific LLC

NAME OF INSTITUTION:

ECL Loan Funding LLC for itself or as agent for

ECL2 Loan Funding LLC

By: _/s/ Suzanne Smith__________________________
Name: Suzanne Smith
Title: Attorney-in-Fact

NAME OF INSTITUTION:

Kaldi Funding LLC

By: _/s/ M. Cristina Higgins_______________________
Name: M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION:

Canadian Imperial Bank of Commerce

By: _/s/ John O’Dowd__________________________
Name: John O’Dowd
Title: Authorized Signatory

By: _/s/ Milena Grgic_______________________

Name: Milena Grgic
Title: Authorized Signatory

NAME OF INSTITUTION:

CIT Lending Services Corporation

By: _/s/ Scott Ploshay __________________________
Name: Scott Ploshay
Title: Vice President

NAME OF INSTITUTION:

Eagle Master Fund Ltd.

By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.

By: _/s/ John O’Connell_________________________
Name: John O’Connell
Title: Vice President

NAME OF INSTITUTION:

Citigroup Investments Corporate Loan Fund Inc.

By: Citigroup Alternative Investments LLC

By: _/s/ John O’Connell_________________________
Name: John O’Connell
Title: Vice President

NAME OF INSTITUTION:

Atrium CDO

By: _/s/ Linda Karn_____________________________
Name: Linda Karn
Title: Authorized Signatory

NAME OF INSTITUTION:

Atrium IV

By: _/s/ Linda Karn_____________________________
Name: Linda Karn
Title: Authorized Signatory

NAME OF INSTITUTION:

CSAM Funding I

By: _/s/ Linda Karn_____________________________
Name: Linda Karn
Title: Authorized Signatory

NAME OF INSTITUTION:

Madison Park Funding

By: _/s/ Linda Karn_____________________________
Name: Linda Karn
Title: Authorized Signatory

NAME OF INSTITUTION:

Senior Debt Portfolio

By: Boston Management and Research,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Senior Income Trust

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance CDO III Ltd.

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Constantinus Eaton Vance CDO V, Ltd.

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance CDO VI Ltd.

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Grayson & Co.

By: Boston Management and Research,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Big Sky Senior Loan Fund Ltd.

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By: Eaton Vance Management,

as attorney-in-fact

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Big Sky III Senior Loan Trust

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management,

as Investment Advisor

By: _/s/ Michael B. Botthof____________________
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By: _/s/ John H. Costello________________________
Name: John H. Costello
Title: Assistant Treasurer

NAME OF INSTITUTION:

Flagship CLO II

By: Flagship Capital Management, Inc.

By: _/s/ Eric S. Meyer___________________________
Name: Eric S. Meyer
Title: Director

NAME OF INSTITUTION:

Flagship CLO III

By: Flagship Capital Management, Inc.

By: _/s/ Eric S. Meyer___________________________
Name: Eric S. Meyer
Title: Director

NAME OF INSTITUTION:

Aurum CLO 2002-I Ltd.

By: Columbia Management Advisors, Inc.

as Investment Manager

By: _/s/ Eric S. Meyer___________________________
Name: Eric S. Meyer
Title: Director

NAME OF INSTITUTION:

Four Corners CLO 2005-I, Ltd.

By: Four Corners Capital Management, LLC

as Collateral Manager

By: _/s/ Steven Columbaro______________________
Name: Steven Columbaro
Title: Senior Vice President

NAME OF INSTITUTION:

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

By: Four Corners Capital Management, LLC

as Sub-Adviser

By: _/s/ Steven Columbaro______________________
Name: Steven Columbaro
Title: Senior Vice President

NAME OF INSTITUTION:

Franklin Floating Rate Daily Access Fund

Franklin Floating Rate Masters Series

Franklin CLO-I Ltd.

Franklin CLO-II Ltd.

Franklin CLO-III Ltd.

Franklin CLO-IV Ltd.

By: _/s/ Tyler Chan________________________________
Name: Tyler Chan
Title: Vice President

NAME OF INSTITUTION:

Goldman Sachs Credit Partners L.P.

By: _/s/ Stephen King___________________________
Name: Stephen King
Title: Authorized Signatory

NAME OF INSTITUTION:

Greenwich International Limited

By: _/s/ Richard A. Reznick______________________
Name: Richard A. Reznick
Title: Managing Director

NAME OF INSTITUTION:

Sun Life Assurance Company of Canada (US)

By: GSO Capital Partners LP

as Sub Advisor

By: _/s/ Melissa Marano________________________
Name: Melissa Marano
Title: Authorized Signatory

NAME OF INSTITUTION:

Foxe Basin CLO 2003, Ltd.

By: GSO Capital Partners LP

as Collateral Manager

By: _/s/ Melissa Marano________________________
Name: Melissa Marano
Title: Authorized Signatory

NAME OF INSTITUTION:

Gulf Stream-Compass CLO 2004-1 Ltd.

By: Gulf Stream Asset Management LLC

as Collateral Manager

By: _/s/ Barry Love ________________________
Name: Barry Love
Title: Chief Credit Officer

NAME OF INSTITUTION:

Gulf Stream-Compass CLO 2005-2 Ltd.

By: Gulf Stream Asset Management LLC

as Collateral Manager

By: _/s/ Barry Love ________________________
Name: Barry Love
Title: Chief Credit Officer

NAME OF INSTITUTION:

OWS CLO Ltd.

By: _/s/ Dean Stephan ________________________
Name: Dean Stephan
Title: Managing Director

NAME OF INSTITUTION:

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC

By: _/s/ Beata Konopico ________________________
Name: Beata Konopico
Title: Attorney-in-Fact

NAME OF INSTITUTION:

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

By: _/s/ Beata Konopico ________________________
Name: Beata Konopico
Title: Attorney-in-Fact

NAME OF INSTITUTION:

Loan Star State Trust

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

as its Investment Advisor

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

Southfork CLO Ltd.

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

as General Partner

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

Loan Funding IV LLC

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its General Partner

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

Loan Funding VII LLC

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its General Partner

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

Highland Offshore Partners L.P.

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its General Partner

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

ELF Funding Trust I

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its General Partner

By: _/s/ Chad Schramek ________________________
Name: Chad Schramek
Title: Assistant Treasurer, Strand Advisors, Inc.

NAME OF INSTITUTION:

Highland Floating Rate Advantage Fund

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its Investment Advisor

By: _/s/ Mark K. Okada________________________
Name: Mark K. Okada
Title: Executive Vice President, Strand Advisors, Inc.

NAME OF INSTITUTION:

Highland Floating Rate Limited Liability Company

By: Highland Capital Management, L.P.

as Collateral Manager

By: Strand Advisors, Inc.

its Investment Advisor

By: _/s/ Mark K. Okada________________________
Name: Mark K. Okada
Title: Executive Vice President, Strand Advisors, Inc.

NAME OF INSTITUTION:

ING Investment Management CLO I, Ltd.

By: ING Investment Management Co.,

as its Investment Manager

By: _/s/ Robert Wilson________________________
Name: Robert Wilson
Title: Senior Vice President

NAME OF INSTITUTION:

ING Prime Rate Trust

By: ING Investment Management Co.,

as its Investment Manager

By: _/s/ Robert Wilson________________________
Name: Robert Wilson
Title: Senior Vice President

NAME OF INSTITUTION:

ING Senior Income Fund

By: ING Investment Management Co.,

as its Investment Manager

By: _/s/ Robert Wilson________________________
Name: Robert Wilson
Title: Senior Vice President

NAME OF INSTITUTION:

Avalon Capital Ltd. 3

By: INVESCO Senior Secured Management, Inc.,

as Asset Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Champlain CLO, Ltd.

By: INVESCO Senior Secured Management, Inc.,

as Collateral Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Charter View Portfolio

By: INVESCO Senior Secured Management, Inc.,

as Investment Advisor

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Diversified Credit Portfolio Ltd.

By: INVESCO Senior Secured Management, Inc.,

as Investment Adviser

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

AIM Floating Rate Fund

By: INVESCO Senior Secured Management, Inc.,

as Sub-Adviser

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

INVESCO European CDO I S.A.

By: INVESCO Senior Secured Management, Inc.,

as Collateral Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Loan Funding IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By: INVESCO Senior Secured Management, Inc.,

as Sub-Adviser

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Sequils-Liberty, Ltd.

By: INVESCO Senior Secured Management, Inc.,

as Collateral Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Moselle CLO S.A.

By: INVESCO Senior Secured Management, Inc.,

Interim Collateral Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Sagamore CLO Ltd.

By: INVESCO Senior Secured Management, Inc.,

as Collateral Manager

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Saratoga CLO-I, Limited

By: INVESCO Senior Secured Management, Inc.,

as Sub-Adviser

By: _/s/ Scott Baskind________________________
Name: Scott Baskind
Title: Authorized Signatory

NAME OF INSTITUTION:

Victoria Falls CLO Ltd.

By: _/s/ Jonathan S. David ________________________
Name: Jonathan S. David
Title: Senior Vice President

NAME OF INSTITUTION:

KKR Financial CLO 2005-1 Ltd.

By: _/s/ Morgan W. Gillette ________________________
Name: Morgan W. Gillette
Title: Authorized Signatory

NAME OF INSTITUTION:

Wind River CLO I Ltd.

By: McDonnell Investment Management, LLC,

as Manager

By: _/s/ Kathleen A. Zam________________________
Name: Kathleen A. Zam
Title: Vice President

NAME OF INSTITUTION:

Diversified Income Strategies Portfolio, Inc.

By: _/s/ illegible________________________
Name:
Title:

NAME OF INSTITUTION:

Longhorn CDO III Ltd.

By: Merrill Lynch Investment Managers, L.P.

as Collateral Manager

By: _/s/ illegible________________________
Name:
Title:

NAME OF INSTITUTION:

Madison Avenue CDO III, Limited

By: _/s/ Jim Dingler_______________________
Name: Jim Dingler
Title: Director

NAME OF INSTITUTION:

Metropolitan Life Insurance Company

By: _/s/ Jim Dingler_______________________
Name: Jim Dingler
Title: Director

NAME OF INSTITUTION:

Morgan Stanley Bank

By: _/s/ Daniel Twonge_______________________
Name: Daniel Twonge
Title: Vice President

NAME OF INSTITUTION:

Morgan Stanley Prime Income Trust

By: _/s/ Jinny K. Kim_______________________
Name: Jinny K. Kim
Title: Vice President

NAME OF INSTITUTION:

Morgan Stanley Senior Funding Inc.

By: _/s/ Dawn DiGianno_______________________
Name: Dawn GiGianno
Title: Vice President

NAME OF INSTITUTION:

NCRAM Loan Trust

By: Nomura Corporate Research and Asset Management Inc.

as Investment Adviser

By: _/s/ Elizabeth MacLean_______________________
Name: Elizabeth MacLean
Title: Director

NAME OF INSTITUTION:

Centaurus Loan Trust

By: Nomura Corporate Research and Asset Management Inc.

as Investment Adviser

By: _/s/ Elizabeth MacLean_______________________
Name: Elizabeth MacLean
Title: Director

NAME OF INSTITUTION:

Clydesdale CLO 2003, Ltd.

By: Nomura Corporate Research and Asset Management Inc.

as Collateral Manager

By: _/s/ Elizabeth MacLean_______________________
Name: Elizabeth MacLean
Title: Director

NAME OF INSTITUTION:

Clydesdale Strategic CLO I, Ltd.

By: Nomura Corporate Research and Asset Management Inc.

as Investment Manager

By: _/s/ Elizabeth MacLean_______________________
Name: Elizabeth MacLean
Title: Director

NAME OF INSTITUTION:

Nuveen Floating Rate Income Opportunity Fund, as a lender

By: Symphony Asset Management, LLC

By: _/s/ Lenny Mason______________________
Name: Lenny Mason
Title: Portfolio Manager

NAME OF INSTITUTION:

Nuveen Floating Rate Income Fund, as a lender

By: Symphony Asset Management, LLC

By: _/s/ Lenny Mason______________________
Name: Lenny Mason
Title: Portfolio Manager

NAME OF INSTITUTION:

Nuveen Senior Income Fund, as a lender

By: Symphony Asset Management, LLC

By: _/s/ Lenny Mason______________________
Name: Lenny Mason
Title: Portfolio Manager

NAME OF INSTITUTION:

Oak Hill Advisors

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Signatory

NAME OF INSTITUTION:

Oak Hill Credit Partners I, Limited

By: Oak Hill CLO Management I, LLC

as Investment Manager

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

Oak Hill Credit Partners II, Limited

By: Oak Hill CLO Management II, LLC

as Investment Manager

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

Oak Hill Credit Partners III, Limited

By: Oak Hill CLO Management III, LLC

as Investment Manager

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC

as Investment Manager

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill Separate Account Management, LLC

as Investment Manager

By: _/s/ Scott D. Krase______________________
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

Oppenheimer Senior Floating Rate Fund

By: _/s/ Susanna Evans______________________
Name: Susanna Evans
Title: Manager

NAME OF INSTITUTION:

PPM Spyglass Funding Trust

By: _/s/ M .Cristina Higgins______________________
Name: M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION:

PPM Monarch Bay Funding LLC

By: _/s/ M .Cristina Higgins______________________
Name: M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION:

Prospero CLO I S.V.

By: _/s/ John T. Spellman______________________
Name: John T. Spellman
Title: Executive Director

NAME OF INSTITUTION:

Putnam Floating Rate Income Fund

By: _/s/ Beth Mazor______________________
Name: Beth Mazor
Title: Vice President

NAME OF INSTITUTION:

Boston Harbor CLO 2004-1, Ltd.

By: _/s/ Beth Mazor______________________
Name: Beth Mazor
Title: Vice President

NAME OF INSTITUTION:

Putnam Diversified Income Trust

By: _/s/ Beth Mazor______________________
Name: Beth Mazor
Title: Vice President

NAME OF INSTITUTION:

Putnam Master Intermediate Income Trust

By: _/s/ Beth Mazor______________________
Name: Beth Mazor
Title: Vice President

NAME OF INSTITUTION:

Putnam Premier Income Trust

By: _/s/ Beth Mazor______________________
Name: Beth Mazor
Title: Vice President

NAME OF INSTITUTION:

State Street Bank and Trust Company as Trustee for

GMAM Group Pension Trust I

By: _/s/ Russell Ricciardi______________________
Name: Russell Ricciardi
Title: Client Service Officer

NAME OF INSTITUTION:

State Street Bank and Trust Company as Trustee for

General Motors Welfare Benefit Trust

By: _/s/ Russell Ricciardi______________________
Name: Russell Ricciardi
Title: Client Service Officer

NAME OF INSTITUTION:

Windsor Loan Funding, Limited

By: Stanfield Capital Partners LLC

as its Investment Manager

By: _/s/ Christopher E. Jansen______________________
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:

Stanfield Vantage CLO, Ltd

By: Stanfield Capital Partners LLC

as its Asset Manager

By: _/s/ Christopher E. Jansen______________________
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:

Stichting Pensioenfunds ABP

By: ABP Investments US, Inc.,

its agent

By: _/s/ Jelle Mensonides______________________
Name: Jelle Mensonides
Title: President/CEO

By: _/s/ Thomas F. Dunn______________________
Name: Thomas F. Dunn

Title: Managing Director/CIO

NAME OF INSTITUTION:

Granite Ventures I Ltd.

By: Stone Tower Debt Advisors

as its Collateral Manager

By: _/s/ W. Anthony Edson ______________________
Name: W. Anthony Edson
Title: Authorized Signatory

NAME OF INSTITUTION:

Stone Tower CLO II Ltd.

By: Stone Tower Debt Advisors

as its Collateral Manager

By: _/s/ W. Anthony Edson ______________________
Name: W. Anthony Edson
Title: Authorized Signatory

NAME OF INSTITUTION:

Stone Tower CLO III Ltd.

By: Stone Tower Debt Advisors

as its Collateral Manager

By: _/s/ W. Anthony Edson ______________________
Name: W. Anthony Edson
Title: Authorized Signatory

NAME OF INSTITUTION:

TRS Callisto LLC

By: _/s/ Alice L. Wagner ______________________
Name: Alice L. Wagner
Title: Vice President

NAME OF INSTITUTION:

UBS AG, Stamford Branch

By: _/s/ Wilfred V. Salnt ______________________
Name: Wilfred V. Salnt
Title: Director, Banking Products Services, US

By: _/s/ Toby Lumbantobing ______________________
Name: Toby Lumbantobing
Title: Associate Director, Banking Products Services, US

NAME OF INSTITUTION:

Van Kampen Senior Income Trust

By: Van Kampen Asset Management

By: _/s/ Christina Jamieson ______________________
Name: Christina Jamieson
Title: Executive Director

NAME OF INSTITUTION:

Van Kampen Senior Loan Fund

By: Van Kampen Asset Management

By: _/s/ Christina Jamieson ______________________
Name: Christina Jamieson
Title: Executive Director

NAME OF INSTITUTION:

Veritas CLO II, Ltd.

By: _/s/ John T. Spellman ______________________
Name: John T. Spellman
Title: Executive Director

NAME OF INSTITUTION:

Wachovia Bank, National Association

By: Van Kampen Asset Management

By: _/s/ Scott Suddreth ______________________
Name: Scott Suddreth
Title: Vice President

NAME OF INSTITUTION:

Western Asset Floating Rate, LLC

By: _/s/ Christopher Kilpatrick___________________
Name: Christopher Kilpatrick
Title: WAMCO

NAME OF INSTITUTION:

Mt. Wilson CLO, Ltd.

By: _/s/ Christopher Kilpatrick___________________
Name: Christopher Kilpatrick
Title: WAMCO